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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) April 30, 2003

                             AIRSPAN NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                   Washington
                 (State or other jurisdiction of incorporation)

                000-31031                                             75-2743995
 (Commission file number)                   (I.R.S. Employer Identification No.)

              777 Yamato Road, Suite 105, Boca Raton, Florida        33431
                 (Address of principal executive offices)         (Zip code)

                                 (561) 893-8670
              (Registrant's telephone number, including area code)

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Item 7.  Exhibits

         (c)  Exhibits

         99.1    Press Release dated April 30, 2003

Item 9.  Regulation FD Disclosure

         This Current Report on Form 8-K and the earnings press release attached hereto are being furnished by Airspan Networks, Inc. (the "Company") pursuant to
Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 12 of Form 8-K, in accordance with SEC Releases Nos. 33-8216; 34-47583, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the first quarter of 2003.

         On April 30, 2003, the Company issued a press release regarding its earnings for the first quarter of 2003. A copy of the release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with the General Instruction B.2 and B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2003

                                              AIRSPAN NETWORKS, INC


                                              By: /s/ Peter Aronstam
                                                 ---------------------
                                              Peter Aronstam
                                              Senior Vice President and
                                              Chief Financial Officer

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                                INDEX TO EXHIBITS

99.1  Press release dated April 30, 2003